MFS® VARIABLE INSURANCE TRUST II:

MFS Technology Portfolio

Supplement to Current Prospectus – Initial Class & Service Class:

Effective immediately, the section entitled “Shareholder Servicing Agent” under the main heading “Management of the Fund” is restated in its entirety as follows:

Shareholder Servicing Agent

MFS Service Center, Inc. (‘‘MFSC’’), a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee based on the costs it incurs in providing these services and a target profit margin. In addition, MFSC is reimbursed for out-of-pocket expenses.

The date of this supplement is January 1, 2010.